                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


[X] Filed by registrant

[ ] Filed by a party other than the registrant

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-12

                                  LANGER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                        ---------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:


            ---------------------------------------------
         2) Aggregate number of securities to which transaction applies:


            ---------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


            ---------------------------------------------
         4) Proposed maximum aggregate value of transaction:


            ---------------------------------------------
         5) Total fee paid:


            ---------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:


            ---------------------------------------------
         2) Form, schedule or registration statement No.:


            ---------------------------------------------
         3) Filing party:


            ---------------------------------------------
         4) Date filed:


            ---------------------------------------------

                                  LANGER, INC.

                                450 COMMACK ROAD
                         DEER PARK, NEW YORK 11729-4510

                                  May 12, 2004

To Our Stockholders:

         On behalf of your Company's Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders to be held on June 23, 2004, at 2:00 p.m., local time, at The Metropolitan Club, 1 East 60th Street, New York, New York 10022.

         The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

         A copy of the Company's annual report for the year ended December 31, 2003, is included herewith.

         REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE ANNUAL MEETING.


                                                        Cordially,

                                                        LANGER, INC.


                                                        Andrew H. Meyers
                                                        President and
                                                        Chief Executive Officer

                                  LANGER, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 23, 2004

To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof (the "Meeting"), of Langer, Inc., a Delaware corporation (the "Company"), which will be held on June 23, 2004 at 2:00 p.m., local time, at The Metropolitan Club, 1 East 60th Street, New York, New York 10022, for the following purposes:

                  1. To elect five members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

                  2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2004 (Proposal 2); and

                  3. To transact such other business as may properly be brought before the Meeting.

         Stockholders of record at the close of business on May 3, 2004 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report of the Company for the year ended December 31, 2003, is included herewith.

         YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.


                                           By order of the Board of Directors

                                           Steven Goldstein
                                           Secretary


May 12, 2004

                                  LANGER, INC.
                                450 COMMACK ROAD
                         DEER PARK, NEW YORK 11729-4510

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 23, 2004


                                  INTRODUCTION

PROXY SOLICITATION AND GENERAL INFORMATION

         This Proxy Statement and the enclosed form of proxy (the "Proxy Card") are being furnished to the holders of common stock, par value $0.02 per share (the "Common Stock"), of Langer, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Board of Directors") of the Company for use at the Annual Meeting of Stockholders to be held on June 23, 2004 at The Metropolitan Club, 1 East 60th Street, New York, New York 10022, at 2:00 p.m., local time, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 12, 2004.

         At the Meeting, holders of Common Stock (the "Stockholders") will be asked:

                  1. To elect five members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

                  2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2004 (Proposal 2); and

                  3. To transact such other business as may properly be brought before the Meeting.

         The Board of Directors has fixed the close of business on May 3, 2004 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Each such Stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

         Stockholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted

FOR the election of each nominee for director named herein (Proposal 1), and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors (Proposal 2). A Stockholder who so desires may revoke its proxy at any time before it is voted at the Meeting by: (i) delivering written notice to the Company (attention: Secretary); (ii) duly executing and delivering a proxy bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

         A Stockholder may designate a person or persons other than those persons designated on the Proxy Card to act as the stockholder's proxy. The Stockholder may use the Proxy Card to give another person authority by striking out the names appearing on the Proxy Card, inserting the name(s) of another person(s) and delivering the signed card to such person(s). The person(s) designated by the stockholder must present the signed Proxy Card at the meeting in order for the shares to be voted.

         Where the Stockholder is not the record holder, such as where the shares are held through a broker, nominee, fiduciary or other custodian, the Stockholder must provide voting instructions to the record holder of the shares in accordance with the record holder's requirements in order to ensure that the shares are properly voted.

         The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy, or their substitutes, will vote in accordance with their discretion on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE; QUORUM

         Only Stockholders as of the close of business on May 3, 2004 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the April 19, 2004, there were 4,380,851 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote. See "Security Ownership of Certain Beneficial Owners and Management." The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the shares of Common Stock entitled to vote constitute a quorum for this Meeting.

REQUIRED VOTES

         The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for the approval and ratification of the appointment of independent auditors (Proposal
2).

         Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have submitted executed Proxy Cards but have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and, along with Shares as to which a stockholder abstains from voting, will be counted for purposes of determining whether there is a quorum.

         Votes at the Meeting will be tabulated by an inspector of elections appointed by the Company or the Company's transfer agent. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes cast is necessary for the ratification of the appointment of the independent auditors (Proposal 2), abstentions will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the vote.

PROXY SOLICITATION

         The Company will bear the costs of the solicitation of proxies for the Meeting. Directors, officers and employees of the Company may solicit proxies from Stockholders by mail, telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

         IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY PRIOR TO THE VOTE. PLEASE RETURN YOUR EXECUTED PROXY PROMPTLY.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Record Date, certain information regarding beneficial ownership of our Common Stock by (i) each person or entity who is known to us owning beneficially 5% or more of our Common Stock, (ii) each of our directors and nominees for directors, (iii) each of our executive officers and (iv) all executive officers, directors and nominees for director as a group. Unless otherwise indicated, each of the stockholders shown in the table has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o 450 Commack Road, Deer Park, New York 11729-4510.


                                                                                 COMMON STOCK        PERCENTAGE OF
                                   NAME                                       BENEFICIALLY OWNED    COMMON STOCK (1)
                                   ----                                       ------------------    ----------------

Langer Partners LLC........................................................      2,008,523 (2)               41.0%

Andrew H. Meyers...........................................................      1,077,580                  23.7 %

Gregory R. Nelson..........................................................        231,597 (3)                5.3%

Burtt R. Ehrlich...........................................................        180,283 (3)(4)             4.1%

Arthur Goldstein...........................................................         74,996 (3)                1.7%

Jonathan R. Foster.........................................................        122,236 (3)                2.8%

Thomas Strauss.............................................................         86,873 (5)                2.0%

Steven Goldstein...........................................................         99,672                    2.2%

Joseph P. Ciavarella.......................................................              0 (6)                   *

Directors, nominees and current executive officers
as a group (8 persons) ....................................................      1,873,237 (3)(4)(5)(6)      38.6%

-------------------------
*  Less than 1%

(1) The applicable percentage of beneficial ownership is based on 4,380,851 shares of Common Stock outstanding as of April 19, 2004, plus, with respect to particular individuals, shares of Common Stock that may be acquired by exercise of stock options or other rights to acquire Common Stock within 60 days after April 19, 2004.

(2) Includes 100,000 options granted to Kanders & Company, Inc., exercisable immediately. Warren B. Kanders is the sole voting member and sole manager of Langer Partners LLC and the sole stockholder of Kanders & Company, Inc.

(3) Includes 33,876 options granted to each of four outside directors, i.e., Messrs. Ehrlich, Foster, Goldstein, and Nelson, which are immediately exercisable.

(4) Includes 46,600 shares held in trust by Mrs. Burtt Ehrlich as Trustee for David Ehrlich and 33,400 shares held in trust by Mrs. Burtt Ehrlich as Trustee for Julie Ehrlich, as to which Mr. Ehrlich disclaims beneficial ownership.

(5) Includes 20,206 options granted to Mr. Strauss, an outside director, which are immediately exercisable.

(6) Excludes options to purchase 50,000 shares of Common Stock that are presently unexercisable and unexercisable within the next 60 days.

         We are unaware of any material proceedings to which any of our directors, executive officers or affiliates or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NUMBER OF DIRECTORS

         Our Board of Directors currently consists of six directors. Our By-laws provide that our Board of Directors will consist of not less than three, nor more than seven members, the precise number to be determined from time to time by the Board of Directors. The number of directors has been set at six by the Board of Directors. Mr. Thomas Strauss has advised the Company that he will not stand for re-election as a director of the Company and will resign as of the date of the Annual Meeting. Consequently, upon Mr. Strauss' resignation, we will have one vacant seat on our Board. We do not intend to fill the vacant seat on our Board at this time.

         Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been elected and qualified in accordance with our By-laws. There are no family relationships among any of our directors or executive officers.

VOTING

         Unless otherwise specified, each proxy received will be voted for the election as directors of the five nominees named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our By-laws.

BIOGRAPHICAL INFORMATION FOR DIRECTORS

         The age and principal occupation for the past five years of each director nominee is set forth below.

NOMINEES FOR DIRECTOR

         BURTT R. EHRLICH, 64, has been non-executive Chairman of the Board and a Director of the Company since February 13, 2001, and is a member of the Audit Committee and the Nominating/Corporate Governance Committee. Mr. Ehrlich has been an independent consultant for more than five years. He is a director of two other public companies, Armor Holdings, Inc. which is listed on the New York Stock Exchange, and Clarus Corporation, which is listed on the Nasdaq National Market System.

         ANDREW H. MEYERS, 47, has been the President and Chief Executive Office and a Director of the Company since February 13, 2001, and an employee from December 28, 2000, as an advisor to the Board of Directors. He has been an executive in the orthotics and musculoskeletal industry since 1979. In the two years prior to becoming and advisor to the Board of Directors of the Company, he was an executive officer responsible for marketing, sales and strategic planning for Hanger Orthopedic Group ("Hanger"), a national provider of orthotic and prosthetic services and for more than three years prior to joining Hanger, Mr. Meyers was an executive officer responsible for clinical programs, marketing and sales of the orthotics and prosthetics division of NovoCare, Inc. Mr. Meyers received a Bachelor of Science degree with a major in prosthetics and orthotics from New York University in 1979 and is a Certified Orthotist/Prosthetist of the American Board for Certification in Prosthetics and Orthotics. He is a member of the American Academy of Orthotists and Prosthetists, the American Orthotics and Prosthetics Association, and the International Society of Prosthetists and Orthotists.

         JONATHAN R. FOSTER, 46, has been a Director of the Company since February 13, 2001, is Chairman of the Compensation Committee, and a member of the Audit Committee. He has been President of Howard Capital Management since 1994. In addition to overseeing the firm's operations and strategic development, he manages the portfolios of numerous individuals and families. Mr. Foster also is responsible for managing Howard Capital Management's West Coast operations.

         ARTHUR GOLDSTEIN, 72, has been a Director of the Company since February 13, 2001, is Chairman of the Audit Committee and a member of the Nominating/ Corporate Governance Committee. He is President of AGA Associates, investment advisors, which he founded in 1986.

         GREG NELSON, 54, has been a Director of the Company since February 13, 2001, and is a member of the Compensation Committee. Mr. Nelson is currently a financial consultant and investor. Through March, 2004, Mr. Nelson was a director of BREG, Inc., which he co-founded in 1990. BREG is a diverse orthopedic company with product lines including cold therapy, pain care products, knee bracing and soft goods.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

                              CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

         Our Board of Directors has a long-standing commitment to sound and effective corporate governance practices. Recently, the Company's management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and the revised listing requirements of the Nasdaq Stock Market. Based on that review, and to the extent necessary, the Board of Directors has adopted codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

CORPORATE GOVERNANCE GUIDELINES AND DOCUMENTS

         Our codes of ethics and conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by the Company for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company, and promoting compliance with all applicable rules and regulations that apply to the Company and its officers and directors. Stockholders may request, without charge, a copy of our codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and the Audit Committee pre-approval policy by submitting a written request for any of such materials to Langer, Inc., at 450 Commack Road, Deer Park, New York 11729-4510, Attn: Stockholder Communications Department.

BOARD OF DIRECTORS

         Our Board of Directors is currently comprised of the following six members: Burtt R. Ehrlich, Andrew H. Meyers, Jonathan R. Foster, Arthur Goldstein, Greg Nelson and Thomas Strauss. During fiscal 2003, the Board of Directors held five meetings. During fiscal 2003 the Board of Directors had standing Audit, Compensation and Nominating Committees. During fiscal 2003, all of the directors then in office, other than Mr. Strauss, attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. All members of the Company's Board of Directors attended last year's annual stockholders meeting which was held on June 25, 2003.

DIRECTOR INDEPENDENCE

         In response to the revised listing requirements of the Nasdaq Stock Market, the Board of Directors has evaluated each of its directors' independence from the Company based on the definition of "independence" established by the Nasdaq Stock Market. Based on the Board's review and the Nasdaq Stock Market definition of "independence", the Board has determined that the Board is currently comprised of a majority of independent directors, consisting of each of the following directors Messrs. Ehrlich, Foster, Goldstein, Nelson and Strauss. The Board has also determined that each of the members of our Audit Committee is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

AUDIT COMMITTEE

         The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors, pre-approve all services to be performed by the Company's independent auditors and to analyze the reports and recommendations of such auditors. The committee also monitors the adequacy and effectiveness of our financial controls and reporting procedures and the performance of our internal audit staff and independent auditors. During fiscal 2003, the Audit Committee consisted of Messrs. Arthur Goldstein (Chairman), Ehrlich and Foster all of whom were determined by the Board to be independent of the Company based on the Nasdaq Stock Market's definition of "independence". The Board of Directors has determined that it currently does not have an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) serving on its Audit Committee. However, the Board of Directors is actively looking for and considering candidates to appoint to the Board of Directors and the Audit Committee who will serve on the Audit Committee as an audit committee financial expert. The Audit Committee met four times and acted once by unanimous written consent during fiscal 2003. The Board of Directors revised the Audit Committee charter in March 2004, and a complete copy of our new written Charter for the Audit Committee is attached hereto as APPENDIX A. The Board will continue to review the Audit Committee charter annually and to make such revisions as it deems appropriate.

COMPENSATION COMMITTEE

         The purpose of the Compensation Committee is to recommend to the Board of Directors the compensation and benefits of our executive officers and other key managerial personnel, and to administer our 2001 Stock Incentive Plan. During fiscal 2003, the Compensation Committee consisted of Messrs. Foster, Meyers and Nelson. Mr. Meyers, as President and Chief Executive Officer of the Company, is not "independent" as required by the standards for independence of the Nasdaq Stock Market, and he has resigned from the Committee. Currently, the members of the Committee are Messrs. Foster and Nelson. All of the current members of the Committee are non-management directors who meet applicable independence requirements under the rules of the Nasdaq Stock Market and qualify as "non-employee directors" within the meaning of Exchange Act Rule 16b-3 and as "outside directors" for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee does not meet on a regular basis, but only as circumstances require. The Compensation Committee met one time in 2003 and held informal discussions during fiscal 2003. A copy of the Compensation Committee's Charter is available at the Company's website, LangerInc.com, by clicking on the "Investor Relations" tab.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

         The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors as well as review the Company' corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the Nasdaq Stock Market's listing requirements. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Langer, Inc., c/o the Secretary at 450 Commack Road, Deer Park, New York 11729-4510, who will submit them to the committee for its consideration. See "Requirements For Submission Of

Stockholder Proposals, Nomination Of Directors And Other Business Of Stockholders" for information on certain procedures that a stockholder must follow to nominate persons for election as directors.

         We did not have a standing Nominating/Corporate Governance Committee during fiscal 2003. The Nominating/Corporate Governance was established in March 2004 and replaces the Nominating Committee. Prior to the establishment of our Nominating/Corporate Governance Committee, we had a Nominating Committee consisting of Messrs. Ehrlich, Meyers and Foster. The Nominating Committee did not formally meet in 2003. The functions of the Nominating Committee were considered at and acted upon by the entire Board of Directors during its meetings in fiscal 2003 and in the current fiscal year. A copy of the Nominating/Corporate Governance Committee's Charter is available at the Company's website, LangerInc.com, by clicking on the "Investor Relations" tab.

         Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in the Company; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to the Company and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of the Company. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms in the same manner, as follows. The Nominating/Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above.

COMPENSATION OF DIRECTORS

         Directors who are not executive officers of the Company are compensated through the issuance of stock and stock options. However, during the year ended December 31, 2003, the directors who are not executive officers did not receive any stock or stock options except for Thomas Strauss, who received 16,330 options at an exercise price of $6.50 per share. In March 2004, each director who is not an employee of the Company received options to purchase 3,876 shares of common stock at an exercise price of $5.94 per share. Mr. Ehrlich also receives annual compensation of $10,000 for his services as non-executive Chairman of the Board. All Directors are reimbursed for their out-of-pocket expenses in connection with their attendance at meetings.

         In December 2000, we entered into an employment agreement with Mr. Meyers, President and Chief Executive Officer of the Company, which is described in greater detail below under the heading "Employment Agreements."

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

STOCKHOLDER COMMUNICATIONS

         Stockholders may send communications to the Board by writing to the Board of Directors or any committee thereof at Langer, Inc., c/o the Secretary, 450 Commack Road, Deer Park, New York 11729-4510. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

         Other communications to the non-management directors as a group or any individual director should be in writing and addressed to the attention of the non-management directors or the individual director, as applicable, and mailed to Langer, Inc., 450 Commack Road, Deer Park, New York 11729-4510, Att'n:
Chairman of the Board.

COMPLAINTS, ACCOUNTING, INTERNAL ACCOUNTING OR AUDITING OR RELATED MATTERS.

         Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Langer, Inc., 450 Commack Road, Deer Park, New York 11729-4510, c/o Chairman, Audit Committee. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked "Confidential."


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                  The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from the Company and is financially literate as that qualification is interpreted by the Board of Directors. The Board of Directors has adopted a new written charter with respect to the Audit Committee's roles and responsibilities, a copy of which is attached hereto as APPENDIX A. This charter supersedes the Audit Committee charter adopted in 2001.

                  Management is responsible for the Company's internal controls and the financial reporting process. The external auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

                  1. The Audit Committee has reviewed and discussed the audited financial statements with management and with Deloitte & Touche LLP, the Company's independent auditors.

                  2. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards).

                  3. The Audit Committee has received the written disclosures from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte & Touche LLP its independence from the Company.

                  4. Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                                        AUDIT COMMITTEE

                                                        Arthur Goldstein (Chair)
                                                        Burtt R. Ehrlich
                                                        Jonathan Foster


PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Aggregate fees for professional services rendered for the Company by Deloitte & Touche LLP for the fiscal years ended December 31, 2003 and 2002 were:

                                       2003                    2002
                                       ----                    ----

Audit Fees                          $ 260,398               $ 185,681

Audit Related Fees                    168,530                 120,733

Tax Fees                                4,624                   4,011

All Other Fees                          -                      36,220
                                    ---------               ---------
Total                               $ 433,552               $ 346,645

AUDIT FEES

         The Audit Fees for the years ended December 31, 2003 and 2002, respectively, were for professional services rendered for the audit of the Company's consolidated financial statements for the fiscal years ended December 31, 2003 and 2002, as applicable, and for the review of the Company's consolidated financial statements included in the Company's quarterly reports on Form 10-Q for fiscal 2003 and 2002, as applicable. In addition, the Audit Fees also include fees for services rendered to us by Deloitte & Touche LLP for statutory and subsidiary audits, issuance of comfort letters, consents, income tax provision procedures and assistance with review of documents filed with the Commission.

AUDIT RELATED FEES

         The Audit Related Fees as of the fiscal years ended December 31, 2003 and 2002, respectively, were for assurance and related services related to employee benefit plan audits, due diligence related to proposed or completed mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

TAX FEES

         Tax Fees for the fiscal years ended December 31, 2003 and 2002, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund, tax planning and advice, including assistance with and representation in tax audits and appeals, advice related to proposed or completed mergers and acquisitions, tax services for employee benefit plans, and requests for rulings or technical advice from tax authorities.

ALL OTHER FEES

         All Other Fees as of the years ended December 31, 2003 and 2002, respectively, were for services rendered for information technology consulting.

AUDITOR INDEPENDENCE

         The Audit Committee has considered the non-audit services provided by Deloitte & Touche LLP and determined that the provision of such services had no effect on Deloitte & Touche LLP's independence from the Company.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

         The Audit Committee has adopted a Pre-approval Policy for all Audit Services, Audit Related Services, Tax Services and All Other Services to be rendered by Deloitte & Touche LLP to the Company. Pursuant to the Pre-approval Policy, all services to be performed by the Company's independent auditor must be pre-approved by the Audit Committee. Any proposed services exceeding the pre-approved cost levels or other limitations must be specifically pre-approved by the Audit Committee. The Audit Committee may delegate to a majority of the Audit Committee authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Since the adoption of the Pre-approval Policy by the Audit Committee on March 11, 2004, the Audit Committee has not waived the pre-approval requirement for any service other than audit, review or attest services rendered to the Company by Deloitte & Touche LLP. All Audit Related Fees, Tax Fees and All Other Fees for 2003 were pre-approved by the Audit Committee.



                        EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth the name, age and position of each of the Company's executive officers and significant employees as of April 19, 2004. The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors of the Company.


NAME                     AGE                      POSITION
----                     ---                      --------
Andrew H. Meyers         47       President and Chief Executive Officer
Steven Goldstein         38       Executive Vice President and Secretary
Joseph P. Ciavarella     48       Vice President and Chief Financial Officer

         See the table of nominees for election as directors for biographical data with respect to Mr. Meyers.

         STEVEN GOLDSTEIN has been a Vice President and Secretary of the Company since February 13, 2001, became Executive Vice President in June, 2003, and an employee of the Company since December 28, 2000. Mr. Goldstein was a Vice President of Clinical Sales and Marketing for Hanger Orthopedic Group, a national provider of orthotic and prosthetic services, since July 1999. In June 1999, Hanger acquired NovaCare's Orthotics and Prosthetics Division, where he served as Director, Clinical Sales and Marketing. In 1996, NovaCare acquired Advanced Orthopedic Technologies where he served as Regional Director of Patient Care Facilities. In 1996, Advanced Orthopedic Technologies acquired Med-Tech Orthotics and Prosthetics, a private organization, where he served as President and Chief Executive Officer. Mr. Goldstein received a Certificate in Orthotics from the Northwestern University Prosthetics-Orthotics Center in 1987, and a Certificate in Prosthetics from the Northwestern University Prosthetics-Orthotics Center in 1988. He received a degree of Associate in Applied Science in Orthotic Technology from Dutchess Community College in 1988, and he became a Certified Orthotist of the American Board for Certification in Orthotics and Prosthetics, Inc., in 1990.

         JOSEPH P. CIAVARELLA became Vice President and Chief Financial Officer of the Company on February 16, 2004. From August, 2002 until he joined the Company, Mr. Ciavarella was the Chief Financial Officer of New York Medical, Inc., and from 1998 through July, 2002, he was Senior Vice President - Finance of Aviation Capital Group, an independent aircraft leasing and finance company that became a subsidiary of Pacific Life Insurance Company. Mr. Ciavarella received a Bachelor of Business Administration degree from Hofstra University, Hempstead, New York, in 1977, and became a Certified Public Accountant in 1979.

SUMMARY COMPENSATION TABLE

         The following table sets forth information with respect to the compensation paid or awarded by the Company to the Chief Executive Officer and our other most highly compensated executive officers whose annual salary and bonus for 2003 exceeded $100,000 (collectively, the "Named Executive Officers").

                                               ANNUAL COMPENSATION
                                FISCAL                                               LONG-TERM COMPENSATION:
NAME AND                        YEAR           SALARY        BONUS         OTHER     COMMON STOCK UNDERLYING
PRINCIPAL POSITION              ENDED(1)         $             $             $       OPTIONS (#)
------------------              --------         -             -             -       -----------
Andrew H. Meyers (2)         Dec. 31, 2003    178,365            (3)-       (4)
  President and Chief        Dec. 31, 2002    173,664        115,000        (4)                -
  Executive Officer          Dec. 31, 2001    145,132         93,000        (4)                -

Steven Goldstein (5)         Dec. 31, 2003    166,827         75,000        (4)
  Vice President and         Dec. 31, 2002    151,331         60,000        (4)                -
  Secretary                  Dec. 31, 2001    117,686         30,000        (4)                -

Anthony J. Puglisi (6)       Dec. 31, 2003    178,365            -
  Vice President and         Dec. 31, 2002    117,945         25,000        (4)           90,000
  Chief Financial Officer    Dec. 31, 2001       -               -

1. The fiscal period ended December 31, 2001 is comprised of only ten months.
2. Mr. Meyers' employment commenced on December 28, 2000 in an unpaid capacity as an advisor to the Board of Directors, and his official duties as President and Chief Executive Officer, and his compensation, commenced on February 13, 2001.
3. The Company may make a bonus payment to Mr. Meyers for the year ended December 31, 2003 of up to $150,000, which has been accrued for such year; however, the amount of such bonus has not yet been determined.
4. Less than 10% of the total annual salary and bonus.
5. Mr. Goldstein's employment commenced December 28, 2000. Mr. Goldstein became Executive Vice President in June, 2003.
6. Mr. Puglisi's employment commenced April 15, 2002, and Mr. Puglisi resigned effective February 6, 2004.

AGGREGATE OPTION EXERCISES IN 2003 YEAR AND 2003 YEAR END OPTION VALUES

         The table below sets forth information regarding unexercised options held by the Company's Named Executive Officers as of December 31, 2003. There were no options exercised by the Company's executive officers during the year ended December 31, 2003.

                          NUMBER OF SHARES OF COMMON STOCK UNDERLYING     VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS
                             UNEXERCISED OPTIONS AT FISCAL YEAR END                AT FISCAL YEAR END (1)
NAME                          EXERCISABLE          UNEXERCISABLE            EXERCISABLE           UNEXERCISABLE
Andrew H. Meyers                175,000                                      $ 340,375              $     -
Steven Goldstein                80,000                                       $ 155,600              $     -
Anthony J. Puglisi              20,000                  70,000               $      -               $     -

(1) The closing bid price of the Company's Common Stock as reported by the Nasdaq Stock Market on December 31, 2003 was $3.47. Value is calculated on the difference between the option exercise price of in-the-money options and such closing price, multiplied by the number of shares of Common Stock underlying the option.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information regarding our equity plans as at December 31, 2003.

                                    (a)                         (b)                            (c)
                                                                                       Number of securities
                                                                                     remaining available for
                          Number of securities to        Weighted average             future issuance under
                          be issued upon exercise        exercise price of          equity compensation plans
                          of outstanding options,      outstanding options,           (excluding securities
Plan Category               warrants and rights         warrants and rights          reflected in column (a))
Equity compensation
plans approved by
security holders                     623,330                    $ 2.95                       1,127,787

Equity compensation
plans not approved by
security holders                           0                         0                               0
                                     -------                    ------                       ---------
                                     623,330                    $ 2.95                       1,127,787
Total

EMPLOYMENT AGREEMENTS

         As of December 28, 2000, the Company entered into an Employment Agreement with Andrew H. Meyers that provides that he will serve as President and Chief Executive Officer for a three-year term that was scheduled to expire December 31, 2003, subject to early termination as described below. The Board agreed to extend the term of the Agreement by Unanimous Written Consent first to March 31, 2004 and then to June 30, 2004, with an automatic extension to December 31, 2004 absent notice of non-renewal from Mr. Meyers or the Company 30 days prior to June 30, 2004. The agreement provides for a base salary of $175,000. Mr. Meyers also received options under 1992 Stock Option Plan effective as of December 28, 2000 to purchase 175,000 shares of Common Stock at an exercise price per share equal to $1.525. These options vested over a period of three years from the date of grant. Pursuant to his employment agreement, Mr. Meyers may be entitled, at the discretion of the Compensation Committee of the Board, to participate in the other option plans and other bonus plans the Company has adopted based on his performance and the Company's overall performance. The Company is required to maintain $1 million of life insurance payable to a beneficiary designated by Mr. Meyers. The Company also has the right to purchase $5 million of key-man life insurance on Mr. Meyers' life. A "change in control" of the Company will allow Mr. Meyers to terminate his employment agreement and to receive payment of $300,000 over a period of one year in addition to any accrued but unpaid obligations of the Company. Mr. Meyers also agreed to certain confidentiality and non-competition provisions and subject to certain exceptions and limitations, to not sell, transfer or dispose of the shares of Common Stock of options for the purchase of Common Stock of the Company owned by him until December 31, 2003.

         As of December 28, 2000, the Company entered into an Employment Agreement with Steven Goldstein that provides that he will serve as Vice President for a three-year term which was scheduled to expire on December 31, 2003, at a base salary of $140,000 for the first year, $155,000 for the second year and $165,000 for the third year. The Board agreed to extend the term of the Agreement by Unanimous Written Consent first to March 31, 2004 and then to June 30, 2004 with an automatic extension to December 31, 2004 absent notice of non-renewal from Mr. Goldstein or the Company 30 days prior to June 30, 2004. In addition to his base salary, Mr. Goldstein received options under the 1992 Stock Option Plan effective as of December 28, 2000 to purchase 80,000 shares of Common Stock at an exercise price per share equal to $1.525. These options vested over a period of three years from the date of the grant. Pursuant to his employment agreement, Mr. Goldstein will be entitled, at the discretion of the Compensation Committee of the Board, to participate in the incentive stock option plan and other bonus plans the Company has adopted based on his performance and the Company's overall performance. Additionally, the Agreement provides for a $50,000 signing bonus, of which $30,000 was paid immediately and $20,000 was paid on February 13, 2002, and for a guaranteed minimum bonus of $10,000 per year for each of the three years of the contract, provided that Mr. Goldstein has not voluntarily terminated this Agreement without "Good Reason" or that the Company has not terminated the Agreement for cause. Mr. Goldstein has agreed to certain confidentiality and non-competition provisions, and to not sell, transfer or dispose of the 80,000 options (and underlying shares) granted to him under his employment agreement until December 31, 2003.

         As of April 15, 2002, the Company entered into an Employment Agreement with Anthony J. Puglisi that provides that he will serve as Vice President and Chief Financial Officer of the Company for a three year term expiring April 15, 2005. The agreement provided for a base salary of $175,000. Mr. Puglisi also received options under the Company's 2001 Stock Incentive Plan to purchase 90,000 shares of Common Stock at an exercise price per share equal to $8.07. These options were scheduled to vest over a period of three years from the date of grant. Pursuant to his employment agreement, Mr. Puglisi was entitled, at the discretion of the Compensation Committee of the Board, to participate in the bonus plan the Company has adopted based on his performance and the Company's overall performance. Mr. Puglisi also agreed to certain confidentiality and non-competition provisions. Mr. Puglisi terminated his employment with the Company on February 6, 2004.

         REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE

COMPENSATION POLICY

         The Compensation Committee of the Board of Directors is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options, restricted stock and common stock, and such responsibility is generally limited to the actions taken by the Compensation Committee of the Board of Directors, although a majority of the Board's independent directors may determine and recommend annual executive salaries, raises and bonuses as well as grants of stock options and common stock without having first received recommendations from the Compensation Committee. The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing this objective, the Compensation Committee believes that it is critical that a substantial portion of each executive officer's compensation be contingent upon our overall performance. It is the Compensation Committee's responsibility to make recommendations to the Board with respect to Chief Executive Officer compensation and either alone or with the other independent members of our Board, to determine and approve our Chief Executive Officer's compensation. In addition, the Compensation Committee periodically reviews our incentive compensation and other stock-based compensation programs and recommends changes in such plans to the Board as needed.

COMPENSATION PROGRAM COMPONENTS

         Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options. The Compensation Committee believes that this three-part approach best serves our stockholders' interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is "at risk" -- specifically, the annual bonus and stock options.

         Base Salary. In reviewing and approving the base salaries of our executive officers, the Compensation Committee considers the terms of any employment contract with the executive; the recommendation of the Chief Executive Officer (except in the case of his own compensation); a determination of what other companies might pay the executive for his or her services; the executive's experience; and a subjective assessment of the nature of the executive's performance and contribution to the Company.

         Annual Cash Bonus. In reviewing and approving the performance-based annual bonus for our executive officers, the Compensation Committee considers an executive's contribution to the overall performance of the Company.

         Stock Incentives. Executive officers of the Company and other key employees who contribute to the growth, development and financial success of the Company are eligible to be awarded stock options to purchase our common stock, shares of restricted common stock, and bonuses of shares of common stock under our Stock Incentive Plan. Awards under our Stock Incentive Plan help relate a significant portion of an employee's long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee's interests with that of our stockholders.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND PRESIDENT

         As Chief Executive Officer and President, Mr. Meyers is compensated pursuant to an employment agreement entered into in December 2000. Mr. Meyers' employment agreement was scheduled to expire on December 31, 2003 and our Board agreed to extend the term of the Agreement by Unanimous Written Consent first to March 31, 2004 and then to June 30, 2004, with an automatic extension to December 31, 2004 absent notice of non-renewal from Mr. Meyers or the Company 30 days prior to June 30, 2004. During 2003, Mr. Meyers received an aggregate base salary of $178,365. Under the terms of his employment agreement with us, Mr. Meyers is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us based on his performance and the Company's performance. The Company may make a bonus payment to Mr. Meyers for the year ended December 31, 2003 of up to $150,000, which has been accrued for such year; however, the amount of such bonus has not yet been determined.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Internal Revenue Code (the "Code"), and the Treasury Regulations issued thereunder, generally disallow a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to a chief executive officer or any of the four other most highly compensated executive officers employed on the last day of the taxable year, unless such compensation is paid pursuant to a qualified "performance-based compensation" arrangement, the material terms of which are disclosed to and approved by stockholders.

         It is the general policy of the Compensation Committee to have executive compensation paid by the Company treated as fully tax deductible, without regard to the limitations imposed by Section 162(m) of the Code. All compensation paid during fiscal year 2003 was determined to be tax deductible. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in the best interests of the Company and its stockholders but which may not qualify as "performance-based compensation" under Section 162(m).


                                        Submitted by the Compensation Committee
                                        of the Board of Directors:

                                        Jonathan R. Foster (Chairman)
                                        Greg Nelson


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Foster, Meyers, and Nelson served on the Compensation Committee in the year ended December 31, 2003. Mr. Meyers is the Company's President and Chief Executive Officer. During the year ended December 31, 2003, no executive officer of the Company (i) served as a member of the Compensation Committee (or other Board of Directors committee performing similar functions or, in the absence of any such committee, the Board of Directors) of another entity, one of whose executive officers served on the Company's Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on the Company's Compensation Committee, or (iii) served as member of the Compensation Committee (or other Board of Directors committee performing similar functions or, in the absence of any such committee, the Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

PERFORMANCE GRAPH

         The following graph compares the performance of an investment of $100 in the Company's Common Stock with the performance of an investment of $100 in the NASDAQ (U.S.) Index, for the period from February 27, 1998, through December 31, 2003. The stock price performance shown on the graph is not necessarily indicative of future price performance.
s

                                 [GRAPH OMITTED]


         The comparisons in the chart below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's common stock.

                        12/31/03    12/31/02     12/31/01    2/28/01    2/29/00    2/26/99     2/27/98
                        --------    --------     --------    -------    -------    -------     -------
Langer, Inc.              $  246       $  284      $  528      $ 355     $  120       $ 133     $  100
NASDAQ (U.S.)                113           75         110        122        265         129        100
Russell  2000 Index          121           83         106        103        125          85        100

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         CONSULTING AGREEMENT WITH KANDERS & COMPANY, INC. In 2001, the Company entered into, a consulting agreement (the "Consulting Agreement") with Kanders & Company, Inc., the sole stockholder of which is Warren B. Kanders, the sole manager and voting member of Langer Partners LLC, a principal stockholder of the Company. The Consulting Agreement provides that during its term Kanders & Company, Inc. will act as a non-exclusive consultant to the Company and will provide the Company with general investment banking and financial advisory services, including assistance in the development of a corporate financing and acquisition strategy. The Consulting Agreement provides for an initial term of three years. Pursuant to the Agreement, Kanders & Company, Inc., is to receive an annual fee of $100,000, and was granted options, exercisable immediately ("Consultant's Options") to purchase 100,000 shares of the Company at a price of $1.525 per share and reimbursement for out-of-pocket expenses. The Consulting Agreement indemnifies Kanders & Company, Inc., against any claims brought against the Company or Kanders & Company, Inc. arising out of activities undertaken by Kanders & Company, Inc., at the request of the Company. In addition, the Consulting Agreement provides for separate engagement letters in connection with specific transactions for which Kanders & Company, Inc., will provide additional services for the Company. Kanders & Company, Inc., agreed that, during the term of the Consulting Agreement and for a period of one year thereafter, it will not solicit or engage in any business competitive with the business of the Company or, subject to certain limitations, invest in or give financial support to any business competitive with that of the Company. In connection with the issuance of the Consultant's Options, the Company granted to Kanders & Company, Inc., certain compulsory, demand and "piggy-back" registration rights with respect to the securities issuable upon exercise of the Consultant's Options. The Consultant's Registration Rights Agreement contains certain covenants and agreements customary for such agreements, including an agreement by the Company to indemnify Kanders & Company, Inc., from certain liabilities under the Securities Act in connection with the registration of the securities underlying the Consultant's Options.

         LOAN TO STEVEN GOLDSTEIN. In April 2002, the Company made a full-recourse secured two-year term loan to Mr. Steven Goldstein, a Vice President and the Secretary of the Company, in the principal sum of $21,000, which bears interest at the rate of 4% per year, compounded quarterly. The loan, along with applicable interest was repaid in April, 2004.

         OTHER RELATED PARTY TRANSACTIONS. The Company has obtained certain technology related products and services from a company owned by the brother-in-law of Andrew Meyers, President and Chief Executive Officer of the Company. Costs incurred by the Company for such products and services were approximately $142,000, $127,700, and $59,500 in the years ended December 31, 2003 and 2002, and in the ten months ended December 31, 2001, respectively.


                                   PROPOSAL 2
                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

         The firm of Deloitte & Touche LLP has audited the financial statements of the Company for the year ended December 31, 2003. The Board of Directors desires to continue the services of Deloitte & Touche LLP for the year ended December 31, 2004. Accordingly, the Board of

Directors will recommend to the Meeting that the stockholders ratify the appointment by the Board of Directors of the firm of Deloitte & Touche LLP to audit the financial statements of the Company for the current year ending December 31, 2004. Representatives of that firm are expected to be present at the Meeting, shall have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the event the stockholders do not ratify the appointment of Deloitte & Touche LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

                                 OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of the Company's capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in the Company's capital stock during the year ended December 31, 2003 were timely filed with the Commission and the Nasdaq Stock Market.

ANNUAL REPORT

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2003, is being mailed to stockholders along with this Proxy Statement. Any Stockholder who has not received a copy of the Annual Report to Stockholders and wishes to do so should contact the Company's Secretary by mail at 450 Commack Road, Deer Park, New York 11729-4510 or by telephone at (631) 667-1200.

FORM 10-K

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH STOCKHOLDER AS OF THE RECORD DATE, ON THE WRITTEN REQUEST OF THE STOCKHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS SHOULD

DIRECT THE WRITTEN REQUEST TO THE COMPANY'S SECRETARY BY MAIL AT 450 COMMACK ROAD, DEER PARK, NEW YORK 11729-4510.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

         Under the rules of the Securities and Exchange Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2005 Annual Meeting, the proposal must be received by us at our principal executive offices by January 5, 2005 (or, if the 2005 Annual Meeting is called for a date not within 30 calendar days before or after June 23, 2005, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of:
Langer, Inc., 450 Commack Road, Deer Park, New York 11729-4510, Att'n: Company Secretary and must include the information and representations that are set out in Exchange Act Rule 14a-8.

         Under our Bylaws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the Nasdaq Stock Market, the rules and regulations of the Securities and Exchange Commission, and must include the information necessary for the Board to determine whether the candidate qualifies as independent under the Nasdaq Stock Market's rules.

         We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2005 Annual Meeting (a) not less than sixty (60) days nor more than ninety (90) days prior to June 23, 2005 if our 2005 Annual Meeting is held within thirty (30) days before or after June 23, 2005; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2005 Annual Meeting is not held within thirty (30) days before or after June 23, 2005. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

         Assuming that our 2005 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a director nomination or other item of business at that meeting not less than sixty (60) days nor more than ninety (90) days prior to June 23, 2005. If we do not receive notice within the prescribed dates, or if we meet other requirements of the Securities and Exchange Commission rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting. In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.


                                                  FOR THE BOARD OF DIRECTORS


                                                  STEVEN GOLDSTEIN, SECRETARY

                                   APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                      LANGER, INC., A DELAWARE CORPORATION

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which have been established, and the audit process.

         The Audit Committee shall consist of at least three independent directors, all of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. No member of the Audit Committee shall have any relationship, with the Company or otherwise, which is now, or may hereafter, be prohibited by any rule adopted by the Securities and Exchange Commission or the National Association of Securities Dealers, Inc. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after appointment to the Audit Committee. At least one member shall have accounting or related financial management expertise, or any other comparable experience or background which results in the individual being financially sophisticated. The Audit Committee shall meet at least four times each year.

         In meeting its responsibilities, the Audit Committee is expected to:

         1. Provide an open avenue of communication between the Chief Financial Officer, the independent accountant and the Board of Directors.

         2. Review with management and the independent accountant at the completion of the auditor's examination of the Company's annual financial statements:

             a. The Company's annual financial statements, including the notes thereto.
             b. The independent accountant's audit of such financial statements and the report thereon.
             c. Any significant changes required in the independent accountant's audit plan.
             d. Any serious difficulties or disputes with management encountered during the course of the audit.
             e. Other matters related to the conduct of the audit which are to be communicated to the Board of Directors under generally accepted auditing standards.

             The Audit Committee shall communicate to the independent accountant any and all concerns regarding matters included in this Section 2 and management's activities related thereto.


                               Appendix A-Page 1

         3.  Consider and review with management and the independent accountant:

             a. Significant findings (including significant risks or exposure) during the year and management's response thereto.
             b. Any difficulties encountered in the course of their work or access to required information.
             c. Any changes required to ensure completeness of coverage and the effective use of audit resources.

         4. Review filings with the SEC and other published documents containing the Company's financial statements and ensure that the information contained in these documents is consistent with the information contained in the financial statements.

         5. Review with management the interim financial reports. Management shall advise the Audit Committee of any significant items or changes affecting the interim reports and their comparability to prior reports.

         6.  Consider and review with the independent accountant:

             a. The adequacy of the Company's internal controls and security, including computer information systems.
             b. Any related significant findings and recommendations of the independent accountant.

             The independent accountant shall discuss with the Audit Committee the auditor's qualitative judgment of the financial reports, whether the auditor believes management has adopted conservative, moderate or aggressive accounting principals and whether management's accounting principals are widely accepted and appropriate.

         7. The independent accountant for the Company is ultimately accountable to the Board of Directors and the Audit Committee as the representatives of the shareholders. The Audit Committee shall evaluate and recommend to the Board of Directors the selection or replacement of the independent accountant. The Board of Directors has the ultimate authority and responsibility to select, and if it so determines, to nominate the independent auditor for shareholder approval in any proxy statement.

         8. Review and confirm the independence of the independent accountant based on information submitted by and responses from the independent accountant to inquiries made by the Audit Committee. The independent accountant shall submit to the Audit Committee on a periodic basis a formal written statement setting forth the disclosures regarding independence required by Independence Standards Board Standard No. 1, as amended from time to time, delineating all relationships between the accountant and the Company and any other relationships or interests which may impact the accountant's independence and objectivity. The Audit Committee shall engage in active dialogue with the independent accountant with respect to any disclosed relationships or services that may impact on the


                               Appendix A-Page 2
             objectivity or independence of the accountant and shall recommend to the Board of Directors that the Board take such actions as the Committee deems appropriate to insure the independence of the accountant. In assessing the independence of the accountant, the Audit Committee shall rely upon and follow Independence Standards Board Standard 1.

         9. Approve the fees paid to the independent accountant with respect to all services.

         10. Periodically report to the Board of Directors on the activities and findings of the Committee.

         11. Review and assess the adequacy of the Committee's charter annually and update, as necessary.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.




                               Appendix A-Page 3

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                  LANGER, INC.


                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 23, 2004

         The undersigned hereby appoints Andrew H. Meyers and Joseph P. Ciavarella as proxies, each with full power of substitution, and hereby authorizes each of them to appear and vote, as designated below, all shares of Common Stock of Langer, Inc., held of record by the undersigned on May 3, 2004, at the Annual Meeting of Stockholders to be held on June 23, 2004, and any adjournments or postponements thereof, and in their discretion upon any and all other matters which may properly be brought before the meeting or any adjournments or postponements thereof, and hereby revokes all earlier proxies of the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

                         (To be Signed on Reverse Side)

                                                   PLEASE DATE, SIGN AND MAIL YOUR
                                                PROXY CARD BACK AS SOON AS POSSIBLE!

                                                   ANNUAL MEETING OF STOCKHOLDERS
                                                            LANGER, INC.

                                                            JUNE 23, 2004

|X|Please mark your votes as in this example.

                                  FOR all nominees                   WITHHOLD
                                   listed at right                   AUTHORITY
                               (except as marked to the       to vote for all nominees
                                   contrary below)                listed at right

1. ELECTION                              [ ]                             [ ]              Nominees:   Burtt R. Ehrlich
   OF                                                                                                 Andrew H. Meyers
   DIRECTORS                                                                                          Jonathan R. Foster
                                                                                                      Arthur Goldstein
                                                                                                      Greg Nelson

[ ]
   -----------------------------------------------------------------------------
     (Instruction: To withhold authority to vote for any of the above listed nominees, write that nominee's name on the line above or strike a line through that individual's name.)

Proposal
--------

                                                     FOR               AGAINST          ABSTAIN
2. APPROVAL OF INDEPENDENT AUDITORS                  [ ]                 [ ]              [ ]

In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Annual
Meeting, or any adjournments or postponements thereof.


                           AUTHORITY IS:           GRANTED             WITHHELD
                                                     [ ]                 [ ]

PLEASE DATE, SIGN AND RETURN THIS PROXY.

THANK YOU.


Signature of Stockholder(s)                             Dated:                   , 2004
                           ---------------------------        ------------------

NOTE: Signature should agree with name on stock certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.